Exhibit 10(a)
LANVISION SYSTEMS, INC.

FIRST AMENDMENT TO THE EMPLOYMENT AGREEMENT AMONG LANVISION SYSTEMS, INC., LANVISION, INC. AND J. BRIAN PATSY EFFECTIVE JANUARY 1, 1996

                                    AMENDMENT
                                       TO
                              EMPLOYMENT AGREEMENT

This Amendment modifies the Employment Agreement among LanVision Systems, Inc., LanVision, Inc., and J. Brian Patsy dated January 1, 1996 ("Agreement").

Notwithstanding Section 10, Term of the Agreement, the term of the Agreement shall continue through March 31, 2001.


J. Brian Patsy                  LanVision Systems, Inc. and LanVision, Inc.

/ s / J. Brian Patsy            By:      / s / Eric Lombardo
------------------------           ------------------------------------------
                                                 Eric S. Lombardo
                                             Executive Vice President

------------------------           ------------------------------------------
            9/25/98                                   9/25/98
------------------------           ------------------------------------------
            (Date)                                    (Date)



                                       24